PFM MULTI-MANAGER SERIES TRUST

 (the “Trust”)

Supplement dated April 19, 2021

to the Trust’s Summary Prospectus, Prospectus and Statement of Additional Information

each dated January 28, 2021

This supplement provides new and additional information to the summary prospectus, prospectus and statement of additional information, each dated January 28, 2021. You can find the summary prospectus, prospectus and the statement of additional information, as well as other information about the PFM Multi-Manager International Equity Fund, online at mmst.pfm.com may also obtain this information at no charge by calling 1-833-PFM-MMST (1-833-736-6678).

On February 19, 2021, the Board of Trustees of the Trust approved a subadvisory agreement for the PFM Multi-Manager International Equity Fund (the “Fund”) with a new sub-adviser, Kayne Anderson Rudnick Investment Management, LLC (“KAR”) (the “Agreement”), which the Agreement became effective as of March 15, 2021.

Effective April 28, 2021 J O Hambro Capital Management Limited (“J O Hambro”) will no longer serve as a sub-adviser to the Fund. Accordingly, all references to J O Hambro as a sub-adviser to the Fund are hereby removed from the Summary Prospectus, Prospectus and Statement of Additional Information.

The fourth bullet point under the Fund’s “Principal Investment Strategies” heading on page 12 of the prospectus is replaced with the following:

International Small Capitalization. The international small capitalization strategies invest in small-capitalization stocks located in both developed and emerging markets that the sub-adviser(s) believe have strong long-term fundamentals, superior capital appreciation potential and attractive valuations.  Under normal circumstances, the International Equity Fund’s small strategies invest in companies that, at the time of initial purchase, have market capitalizations that generally are within the range of companies included in the MSCI All Country World ex U.S. SMID Cap Index.  As of March 31, 2021, the market capitalization range of companies included in the MSCI All Country World ex U.S. SMID Cap Index ranged from $37.5 million to $27.5 billion.

The following information is added to the list of sub-advisers for the Fund under the heading “Sub-Advisers” on page 18 of the prospectus:

Sub-Adviser	Portfolio Managers	Managed the International Equity Fund Since:
Kayne Anderson Rudnick Investment Management, LLC	Craig Thrasher Hyung Kim	2021 2021

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The following information is added to the chart in the Management section under the heading “Sub-Advisers” on page 43 of the prospectus:

Fund	Sub-Adviser	Strategy	Sub-Adviser Since
PFM Multi-Manager International Equity Fund	Kayne Anderson Rudnick Investment Management, LLC 1800 Avenue of the Stars, 2nd Floor, Los Angeles, California 90067	International Small-Capitalization	2021

The following information is added to the “Portfolio Managers” section beginning on page 45 of the prospectus:

Kayne Anderson Rudnick Investment Management, LLC (“KAR”)

Craig Thrasher, CFA, is a Portfolio Manager and a Senior Research Analyst with primary research responsibilities for the KAR International Small Cap Portfolio. Before joining Kayne Anderson Rudnick in 2008, Mr. Thrasher worked at Kirr, Marbach & Company as an Equity Analyst and at Wedbush Morgan Securities in correspondent credit. Mr. Thrasher earned a B.S. in Business and Public Administration, concentration in Finance, from the University of Arizona, and an M.B.A. from the University of Chicago, Graduate School of Business. Mr. Thrasher is a Chartered Financial Analyst charterholder.

Hyung Kim is a Portfolio Manager and Senior Research Analyst with primary research responsibilities for the KAR Emerging Markets Small Cap Portfolio. He has approximately 16 years of research experience. Before joining KAR in 2017, Mr. Kim worked as an International Equity Analyst for Advisory Research Inc. for seven years and as a Portfolio Manager on their Global Value strategy. Prior to joining Advisory Research, Mr. Kim worked as a research analyst at Coghill Capital Management and in corporate banking at HSBC and Woori Bank in Seoul, Korea. He also worked as an equity research intern at CLSA in Seoul. He earned a B.A. in German with a minor in Economics from Hankuk University of Foreign Studies in Seoul, Korea, and an M.B.A. in accounting and finance from the University of Chicago Booth School of Business. He is fluent in Korean and German.

The following information is added to the “Investment Sub-Advisers” section beginning on page 63 of the statement of additional information:

Fund	Sub-Advisers
PFM Multi-Manager International Equity Fund	Kayne Anderson Rudnick Investment Management, LLC

The ownership and control information for each Sub-Adviser, if applicable, is set forth below.

Kayne Anderson Rudnick Investment Management, LLC (“KAR”), 1800 Avenue of the Stars, 2nd Floor, Los Angeles, California 90067, serves as a Sub-Adviser to a portion of the PFM Multi-Manager International Equity Fund. KAR is a wholly owned subsidiary of Virtus Partners, Inc., which is a wholly owned subsidiary of Virtus Investment Partners, Inc. KAR had approximately $51.7 billion in total assets under management as of December 31, 2020.

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The following information is added to the “Additional Portfolio Manager Information” section beginning on page 68 of the statement of additional information:

Kayne Anderson Rudnick Investment Management, LLC (International Equity Fund)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Craig Thrasher	8	$3,363	0	N/A	6	$488
Hyung Kim	6	$3,327	0	N/A	5	$484

The following information is added to the “Material Conflicts of Interest” section beginning on page 72 of the statement of additional information:

KAYNE ANDERSON RUDNICK INVESTMENT MANAGEMENT, LLC

Sub-Adviser to the International Equity Fund

Kayne Anderson Rudnick accepts performance-based fees, which are fees based on a share of capital gains on or on capital appreciation of the assets of a client. Performance-based fee arrangements are only entered into with qualified clients, subject to individual negotiation. Such arrangements will comply with Section 205 of the Investment Advisors Act of 1940, as amended, and the rules thereunder, and all applicable laws and regulations.

The management of performance-based fee accounts side-by-side with other accounts creates a potential conflict of interest for Kayne Anderson Rudnick because of the incentive to favor accounts for which it receives a performance-based fee.” Kayne Anderson Rudnick mitigates this conflict by following well-defined investment procedures intended to ensure that accounts with performance-based fees are not favored in trading over other client accounts. It is Kayne Anderson Rudnick’s policy to inform all of its clients that it performs investment advisory and investment management services for various clients and gives advice and takes action with respect to one client that differs from advice given or the timing or nature of action taken with respect to another client. It is, however, Kayne Anderson Rudnick’s policy not to favor or disfavor consistently or consciously any clients or class of clients in the allocation of investment opportunities, with the result that, to the extent practicable, all investment opportunities are to be allocated among clients over a period of time on a fair and equitable basis.

The following information is added to the “Portfolio Manager Compensation Structure and Methods” section beginning on page 90 of the statement of additional information:

Kayne Anderson Rudnick Investment Management, LLC (International Equity Fund): Investment professionals at Virtus Investment Partners, Inc. and certain of its affiliated investment management firms, including KAR (collectively, “Virtus”), receive a competitive base salary, an incentive bonus opportunity and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“Virtus RSUs”) with multi-year vesting, subject to Virtus board of directors’ approval. Following is a more detailed description of Virtus’ compensation structure.

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Base Salary. Each portfolio manager is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Base salary is determined using compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus.  Annual incentive payments are based on targeted compensation levels, adjusted based on profitability, investment performance factors and a subjective assessment of contribution to the team effort. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. Performance of a fund managed is generally measured over one-, three- and five-year periods and an individual manager’s participation is based on the performance of each fund/account managed.

While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach ensures that investment management personnel remain focused on managing and acquiring securities that correspond to a fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. We believe we have appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.

Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health and other employee benefit plans.

The following information is added to the “Disclosure of Securities Ownership” section beginning on page 95 of the statement of additional information:

Portfolio Manager	Name of Fund	Dollar Range Of Equity Securities In the Funds Managed by the Portfolio Manager
Craig Thrasher	PFM Multi-Manager International Equity Fund	None
Hyung Kim	PFM Multi-Manager International Equity Fund	None

The following information is added to Appendix B:

Kayne Anderson Rudnick

Proxy Voting Policy

Policy

Kayne Anderson Rudnick Investment Management, LLC (“KAR” and the “Firm”) has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of our clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. The extent to which the Firm votes proxies is governed by the agreement between the Firm and its clients.

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Where the Firm agrees to vote proxies for its clients, KAR acknowledges its responsibility to vote proxies in a manner that ensures the exclusive benefit for the underlying participants and beneficiaries. The Firm casts such proxy votes for the sole purpose of extending benefits to such participants and beneficiaries while using the care, skill, and diligence that a prudent person acting in a like capacity and familiar with such matters would use under the circumstances then prevailing. KAR votes all proxies so as, in its opinion, to maximize shareholder value which is defined as long-term value accretion through dividend and price appreciation. In addition, the Firm’s investment philosophy is to purchase “Quality” companies for the portfolios of its clients. One of the four main criteria for “Quality” is excellence in management. Hence, the Firm tends to vote non-shareholder value issues in alignment with management’s recommendations, if there is no conflict with shareholder value.

Absent special circumstances, it is the policy of the Firm to exercise its proxy voting discretion in accordance with its Proxy Voting Guidelines outlined herein. These guidelines are applicable to the voting of U.S. and non-U.S. proxies.

KAR’s Use of a Proxy Advisor and Related Oversight

Kayne Anderson Rudnick Investment Management, LLC (the “Firm”) has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of our clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. The extent to which the Firm votes proxies is governed by the agreement between the Firm and its clients.

The Firm utilizes Institutional Shareholder Services, Inc. (“ISS” and the “Proxy Advisor”) to administer and analyze proxy votes. We determined initially that ISS has the capacity and competency to adequately analyze the matters for which the Firm is responsible for voting. The Proxy Advisor is reassessed on at least an annual basis by the Risk and Compliance Committee. Factors considered as part of this assessment include the following:

I.	Whether the Proxy Advisor maintains sufficient staffing, personnel, and technology to competently administer and analyze proxy votes.

II.	Whether the Proxy Advisor maintains policies and procedures that are reasonably effective at seeking timely input from issuers and clients with respect to its proxy voting policies, methodologies and peer group constructions including “say-on-pay votes.” These policies and procedures shall take into consideration unique characteristics of each issuer.

III.	Whether the Proxy Advisor adequately discloses its methodologies in formulating its voting recommendations, including its use of third party information sources and its interactions with issuers.

IV.	Whether the Proxy Advisor has policies and procedures for obtaining current and accurate information relevant to matters included in its research and on which it makes voting recommendations. These policies and procedures shall address the Proxy Advisor’s engagement with issuers, efforts to correct materially deficient analysis, disclosure of sources used and consideration of factors unique to the issuer.

V.	Whether the Proxy Advisor has policies and procedures in place to identify, disclose and address actual and potential conflicts concerning (1) its relationship with issuers that are subject of a proxy vote in writing and (2) its affiliations and ownership structure. Such policies and procedures shall be designed to produce disclosures that are context specific and utilize technology to make them readily accessible.

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VI.	Instances in the prior year, if any, where the Proxy Advisor’s recommendations to the Firm were made based on materially inaccurate or incomplete information meriting ballot changes. Additionally, instances in the prior year, if any, where the Proxy Advisor submitted incorrect ballots and any subsequent action taken by ISS to correct the issue.

Additionally, the Risk and Compliance Committee reviews the Proxy Advisor’s voting policies annually and confirms the policies are in the best interest of the Firm’s clients.

In addition to analysis provided by ISS, the Firm also leverages the investment management team’s knowledge as part of its oversight of the Firm’s proxy voting policies and procedures. As part of the Firm’s research process, which can include reviewing regulatory filings, press releases, and industry data as well as comprehensive interviews with management and company personnel, the investment management team develops a strong understanding of the issuer. As the investment process screens for excellence in management, the Firm generally believes that non-shareholder-value issues should be voted in alignment with management’s recommendations as long as doing so does not present a conflict with clients’ interests. While the Firm’s clients may utilize different voting policies, the Firm believes there is no conflict between strategies because all strategies follow a singular quality focused investment strategy.

Plans governed by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), are to be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where sole proxy voting discretion rests with the Firm, the foregoing policies and procedures shall be followed, subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries. The Department of Labor has indicated that the voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted. Consistent with Labor Department positions, it is the policy of the Firm to follow the provisions of a plan's governing documents in the voting of employer securities, unless it determines that to do so would breach its fiduciary duties under ERISA.

Voting Administrative Procedures

Administration of proxy voting is coordinated by the Operations Department and the Proxy Advisor. Where the client has delegated proxy voting authorization to the Firm, accounts are set to prepopulate votes in accordance with one of several voting policies by the Proxy Advisor depending on the type of client and consistent with the Firm’s voting principles. For certain situations, including the types of situations specifically listed below, the Firm’s Operations Department provides prepopulated votes and the Proxy Advisor’s analysis to the research analyst responsible for evaluating the issuer and/or the portfolio manager(s) responsible for the strategy holding the security for further review. If the research analyst and/or applicable portfolio manager(s) determine in good-faith that the Proxy Advisor’s prepopulated vote is not in the best interest of the Firm’s clients, the research analyst and/or applicable portfolio manager(s) shall submit a rationale to the Risk and Compliance Committee explaining: (1) how they propose to vote; (2) why the vote is in the clients’ best interest and not to their detriment; and (3) whether they identified any material inaccuracies or incomplete information on which the Proxy Advisor relied in making their recommendation. When two members of the Risk and Compliance Committee approve the change, the Operations Department shall manually override the ballot.

For votes involving a complex or controversial issue, the research analyst and/or portfolio manager(s) responsible for evaluating the issuer shall conduct further analysis before the votes are submitted. Further analysis may include discussions with the issuer or consideration of additional information. Circumstances meriting further analysis include, but may not be limited to, the following situations:

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a.	Recommendations by the Proxy Advisor for votes against management in accordance with the proxy voting policy utilized for a client;
b.	Instances where the Firm is made aware that the issuer has responded to the Proxy Advisor’s voting recommendation or contacts a member of the investment team with relevant supplemental information;
c.	Major corporate events including mergers and acquisitions, dissolutions, conversions, and consolidations; or
d.	Contested elections for directors.

If after the additional analysis is complete, the research analyst and/or portfolio manager(s) wish to propose a change to the prepopulated vote, they shall submit a rationale to the Risk and Compliance Committee explaining (1) how they propose to vote, (2) why the vote is in the clients’ best interest, and (3) whether they identified any material inaccuracies or incomplete information on which the Proxy Advisor relied in making their recommendation. With the approval of two members of the committee, the Operations Department shall manually override the ballot.

Limitations

We generally refrain from voting proxies in the following circumstances:

a.	Client maintains proxy voting authority or has delegated the right to vote proxies to a third party other than the Firm;
b.	Client terminated our agreement;
c.	Instances where the cost of casting a vote would not reasonably be expected to have a material effect on the value of the client’s investment;
d.	Securities are out on loan and transferred into the borrower's name unless the proposal is materially, financially important to the client's account, in which case we recall the securities for voting; and
e.	Costs in voting proxies exceeds any anticipated benefits to the client such as instances where fees include costs of traveling to a remote location, high translation costs, or paying a high fee.

Please keep this supplement with your prospectus and statement of additional information for future reference.

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